Exhibit 99.906 CERT

                      ONEAMERICA
[LOGO OF ONEAMERICA]  FUNDS, INC.
    ONEAMERICA(R)
                      One American Square, P.O. Box 368
                      Indianapolis, IN 46206-0368           Phone (317) 285-1877

ONEAMERICA FUNDS, INC.
N-CSR FILING
906 CERTIFICATION

I, J. Scott Davison, President of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  March 3, 2010               /s/ J. Scott Davison
     -----------------             ---------------------------------
                                   J. Scott Davison
                                   President

Exhibit 99.906 CERT

                      ONEAMERICA
[LOGO OF ONEAMERICA]  FUNDS, INC.
    ONEAMERICA(R)
                      One American Square, P.O. Box 368
                      Indianapolis, IN 46206-0368           Phone (317) 285-1877

ONEAMERICA FUNDS, INC.
N-CSR FILING
906 CERTIFICATION

I, Constance E. Lund, Treasurer of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  February 26, 2010           /s/ Constance E. Lund
     ---------------------         ---------------------------------
                                   Constance E. Lund
                                   Treasurer